Exhibit 99.1

AmeriCredit Corporation

Composition of the Receivables

2003-C-F Initial Cut

9/10/03*

	New		Used		Total
Aggregate Principal Balance (1)	$358,701,784.16		$652,348,028.02		$1,011,049,812.18
Number of Receivables in Pool	18,981		51,466		70,447
Percent of Pool by Principal Balance	35.48%		64.52%		100.00%
Average Principal Balance	$18,897.94		$12,675.32		$14,351.92
Range of Principal Balances	($269.14 to $62,339.57)		($250.83 to $70,248.28)
Weighted Average APR (1)	15.24%		17.19%		16.50%
Range of APRs	(6.00% to 25.5%	)	(6.00% to 29.99%	)
Weighted Average Remaining Term	59		52		54
Range of Remaining Terms	(3 to 70 months	)	(3 to 70 months	)
Weighted Average Original Term	68		61		63
Range of Original Terms	(18 to 72 months	)	(15 to 72 months	)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.

Distribution of the Receivables by APR as of the Cutoff Date

APR Range (1)	Aggregate Principal Balance as of Cutoff Date	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
6.000%-6.999%	2,400,219.18	0.24%	161	0.23%
7.000%-7.999%	1,274,711.79	0.13%	65	0.09%
8.000%-8.999%	4,599,406.98	0.45%	237	0.34%
9.000%-9.999%	27,165,212.62	2.69%	1,437	2.04%
10.000%-10.999%	39,461,483.07	3.90%	2,057	2.92%
11.000%-11.999%	47,201,232.89	4.67%	2,610	3.70%
12.000%-12.999%	68,036,437.94	6.73%	3,872	5.50%
13.000%-13.999%	63,811,722.88	6.31%	3,664	5.20%
14.000%-14.999%	81,850,892.86	8.10%	4,686	6.65%
15.000%-15.999%	93,269,149.08	9.22%	5,563	7.90%
16.000%-16.999%	100,378,766.53	9.93%	6,343	9.00%
17.000%-17.999%	160,889,819.03	15.91%	11,136	15.81%
18.000%-18.999%	119,290,878.30	11.80%	9,407	13.35%
19.000%-19.999%	81,034,785.71	8.01%	6,840	9.71%
20.000%-20.999%	58,431,053.87	5.78%	5,666	8.04%
21.000%-21.999%	33,534,951.07	3.32%	3,466	4.92%
22.000%-22.999%	16,323,835.49	1.61%	1,760	2.50%
23.000%-23.999%	8,322,837.86	0.82%	979	1.39%
24.000%-24.999%	3,262,242.07	0.32%	426	0.60%
25.000%-25.999%	289,716.78	0.03%	42	0.06%
26.000%-26.999%	153,016.24	0.02%	17	0.02%
27.000%-27.999%	16,347.29	0.00%	4	0.01%
28.000%-28.999%	12,915.06	0.00%	2	0.00%
29.000%-29.999%	38,177.59	0.00%	7	0.01%

TOTAL	1,011,049,812.18	100.00%	70,447	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on Principal Balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

* Receivable information is through close of business on date indicated.

AmeriCredit Corporation

Distribution of the Receivables by Geographic Location of Obligor

2003-C-F Initial Cut

9/10/03*

State	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
Alabama	16,573,282.13	1.64%	1,162	1.65%
Arizona	26,611,224.01	2.63%	1,723	2.45%
Arkansas	10,423,697.05	1.03%	757	1.07%
California	135,135,442.59	13.37%	8,460	12.01%
Colorado	9,846,851.14	0.97%	667	0.95%
Connecticut	8,499,208.70	0.84%	671	0.95%
Delaware	4,276,825.56	0.42%	308	0.44%
District of Columbia	1,748,758.54	0.17%	108	0.15%
Florida	90,114,213.13	8.91%	6,213	8.82%
Georgia	36,500,630.64	3.61%	2,370	3.36%
Hawaii	1,461,570.60	0.14%	99	0.14%
Idaho	2,489,388.83	0.25%	197	0.28%
Illinois	34,634,900.20	3.43%	2,505	3.56%
Indiana	18,476,865.31	1.83%	1,353	1.92%
Iowa	4,785,821.39	0.47%	360	0.51%
Kansas	6,820,229.88	0.67%	493	0.70%
Kentucky	14,941,198.82	1.48%	1,082	1.54%
Louisiana	17,386,331.01	1.72%	1,197	1.70%
Maine	3,959,327.96	0.39%	336	0.48%
Maryland	25,133,518.87	2.49%	1,662	2.36%
Massachusetts	11,294,668.98	1.12%	882	1.25%
Michigan	23,686,910.22	2.34%	1,727	2.45%
Minnesota	8,184,690.23	0.81%	614	0.87%
Mississippi	7,214,411.74	0.71%	501	0.71%
Missouri	14,962,255.63	1.48%	1,079	1.53%
Montana	1,301,736.10	0.13%	97	0.14%
Nebraska	2,802,739.16	0.28%	231	0.33%
Nevada	13,339,255.02	1.32%	863	1.23%
New Hampshire	3,327,309.05	0.33%	276	0.39%
New Jersey	26,613,762.20	2.63%	1,954	2.77%
New Mexico	6,913,307.63	0.68%	470	0.67%
New York	47,291,847.37	4.68%	3,572	5.07%
North Carolina	30,325,332.43	3.00%	2,018	2.86%
Ohio	40,513,024.26	4.01%	3,126	4.44%
Oklahoma	11,279,848.83	1.12%	830	1.18%
Oregon	6,154,219.21	0.61%	466	0.66%
Pennsylvania	47,176,009.38	4.67%	3,668	5.21%
Rhode Island	2,931,884.19	0.29%	224	0.32%
South Carolina	8,812,694.98	0.87%	606	0.86%
South Dakota	1,308,255.13	0.13%	106	0.15%
Tennessee	18,939,369.13	1.87%	1,287	1.83%
Texas	133,037,006.05	13.16%	8,758	12.43%
Utah	3,897,093.12	0.39%	270	0.38%
Vermont	2,715,065.39	0.27%	220	0.31%
Virginia	26,937,289.96	2.66%	1,980	2.81%
Washington	15,500,788.14	1.53%	1,055	1.50%
West Virginia	8,316,027.55	0.82%	612	0.87%
Wisconsin	12,955,061.27	1.28%	986	1.40%
Wyoming	1,371,441.37	0.14%	91	0.13%
Other (3)	2,127,222.10	0.21%	155	0.22%

TOTAL	$1,011,049,812.18	100.00%	70,447	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States with aggregate principal balances less than $1,000,000.

* Receivable information is through close of business on date indicated.